BILL OF SALE AND ASSIGNMENT
(Ground Leases to EMEGC – Original 12 Towers)

THIS BILL OF SALE AND ASSIGNMENT is executed this 14th day of April, 2005, by ALLIANCE TOWERS, INC. ("Assignor"), a Florida corporation, to E.M. ENTERPRISES GENERAL CONTRACTORS, INC. ("Assignee"), a Florida corporation.

WITNESSETH:

Reference is made to the telecommunications tower ground leases described on the attached Exhibit A (the "Ground Leases"). Assignor, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, transfer, assign and deliver to Assignee the entire right, title and interest of Assignor in, to and under the Ground Leases, free and clear of any and all liabilities (fixed or contingent), obligations, mortgages, liens, security interests, encumbrances, pledges, leases, claims, charges, restrictions, conditions, conditional sale contracts and any other adverse interests or encumbrances of any kind whatsoever.

TO HAVE AND TO HOLD unto Assignee, its legal representatives, successors and assigns forever; and Assignor does covenant, represent and warrant to and with the Assignee, its legal representatives, successors and assigns, as follows:

FIRST. That Assignor is the lawful owner of all rights as tenant in, to and under the Ground Leases and has good right to convey the same free and clear of all liens and encumbrances whatsoever.

SECOND. That Assignee shall quietly possess and enjoy the Ground Leases without hindrance, obstruction or interference of any kind by any persons whomsoever.

THIRD. That Assignor shall execute or procure any further necessary assurances of the title to the Ground Leases.

FOURTH. That each of the Ground Leases is in full force and effect and that there has been no default by any party thereunder.

IN WITNESS WHEREOF, Assignor has duly executed this Bill of Sale.

ALLIANCE TOWERS, INC.

By: [signature]
Name: ROBERT SANDBURG
Title: PRESIDENT

Exhibit A
to
Bill of Sale

Description of Ground Leases

1. That certain Ground Lease dated May 27, 2004 between Alliance Towers, Inc. (Lessee) and Rex Mc Rae (Lessor) for the site designated as the Empire Tower Facility.

2. That certain Ground Lease dated September 27, 2003 between Alliance Towers, Inc. (Lessee) and Martha Kennedy (Lessor) for the site designated as the Greens Cut Tower Facility.

3. That certain Ground Lease dated June 15, 2004 between Alliance Towers, Inc. (Lessee) and Donald Mullis (Lessor) for the site designated as the Gresston Tower Facility.

4. That certain Ground Lease dated August 16, 2004 between Alliance Towers, Inc. (Lessee) and William Knowles (Lessor) for the site designated as the Milan Tower Facility.

5. That certain Ground Lease dated June 14, 2004 between Alliance Towers, Inc. (Lessee) and R. E. Towns (Lessor) for the site designated as the Mill Creek Tower Facility.

6. That certain Ground Lease dated June 5, 2004 between Alliance Towers, Inc. (Lessee) and Randy Knowles (Lessor) for the site designated as the New Red Hill Church Tower Facility.

7. That certain Ground Lease dated June 17, 2003 between Alliance Towers, Inc. (Lessee) and Nancy Slocumb (Lessor) for the site designated as the Norman Tower Facility.

8. That certain Ground Lease dated June 5, 2003 between Alliance Towers, Inc. (Lessee) and Katherine Owens (Lessor) for the site designated as the Ousley Tower Facility.

9. That certain Ground Lease dated July 16, 2003 between Alliance Towers, Inc. (Lessee) and Zack & Duane Wetherington (Lessors) for the site designated as the Pineboro Tower Facility.

10. That certain Ground Lease dated December 30, 2003 between Alliance Towers, Inc. (Lessee) and Goolsby Farms (Lessor) for the site designated as the Sasser Tower Facility.

11. That certain Ground Lease dated May 7, 2004 between Alliance Towers, Inc. (Lessee) and Vera Crump (Lessor) for the site designated as the Wilson Tower Facility

12. That certain Ground Lease dated September 26, 2003 between Alliance Towers, Inc. (Lessee) and the County of Georgetown, S.C. (Lessor) for the site designated as the Georgetown Tower Facility.